UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Executive Employment Agreements

On November 16, 2022, LM Funding America, Inc. (the “Company”) entered into (i) Amendment No. 1 to Amended and Restated Employment Agreement by and between the Company and Bruce Rodgers, the Chairman of the Board of Directors, Chief Executive Officer, and President of the Company (the “Rodgers Amendment”), and (ii) Amendment No. 1 to Amended and Restated Employment Agreement by and between the Company and Richard Russell, the Chief Financial Officer of the Company (the “Russell Amendment” and, collectively with the Rodgers Amendment, the “Amendments”). The Amendments make certain changes (as described below) to the Amended and Restated Employment Agreement dated October 27, 2021, by and between the Company and Mr. Bruce Rodgers (the “Rodgers Agreement”), and the Amended and Restated Employment Agreement dated October 27, 2021, by and between the Company and Mr. Russell (the “Russell Agreement”, and, together with the Rodgers Agreement, the “Agreements”), as applicable.

The Amendments amend and modify the Agreements by deleting provisions in the Agreements that granted each of Mr. Russell and Mr. Bruce Rodgers certain bonuses upon a change of control of the Company. Further, the Amendments modify the severance provisions of the Agreements to provide that, upon the termination of Mr. Bruce Rodgers or Mr. Russell by the Company without cause (or upon termination by them of their own employment upon a “good reason event,” as defined in the Agreements), they will be entitled to receive, in addition to any accrued salary and bonus, the sum of two years of such executive’s salary plus the average bonus paid for the preceding three years, which sum will be paid over a period of two years, as well as reimbursements for premium payments paid or payable by such executive for continuing healthcare coverage for up to 24 months following the executive’s termination.

The foregoing description is qualified in its entirety by reference to the Amendments, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Cancellation of Stock Options

On November 18, 2022, the Company entered into Stock Option Cancellation Agreements (the “Cancellation Agreements”) with each of Mr. Bruce Rodgers and Mr. Russell, pursuant to which such individuals surrendered and cancelled certain previously granted stock options (the “Cancelled Options”) to purchase shares of the Company’s common stock in order to make additional shares available under the Company’s 2021 Omnibus Incentive Plan for future equity grants to Company personnel. Pursuant to the terms of the Cancellation Agreements, each of Mr. Bruce Rodgers, Mr. Russell, and the Company acknowledged and agreed that the surrender and cancellation of the Cancelled Options was without any expectation to receive, and was without any obligation on the Company to pay or grant, any cash, equity awards or other consideration presently or in the future in regard to the cancellation of the Cancelled Options.

The Cancelled Options that were surrendered had an exercise price of $5.95 per share. The number of shares underlying the Cancelled Options held by each of Mr. Bruce Rodgers and Mr. Russell were 1,800,000, with an aggregate total of 3,600,000 shares underlying the Cancelled Options.

The foregoing description of the Cancellation Agreements is qualified in its entirety by reference to the form of Stock Option Cancellation Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Resignation and Appointment of Directors

Effective November 16, 2022, Mr. Joel E. Rodgers resigned from his position as a member of the board of directors of the Company. There is no disagreement between the Company and Mr. Joel Rodgers on any matter relating to the Company’s operations, policies, or practices.

Effective November 16, 2022, the Company’s board of directors appointed Tian “Todd” Zhang to the Company’s board of directors to fill the vacancy created by the resignation of Mr. Joel Rodgers. Mr. Zhang was appointed as a “Class II” director for a term that ends at the 2024 annual meeting of stockholders.

Mr. Zhang has served in a variety of corporate counsel roles where he has years of experience with matters involving securities, corporate governance, employee benefits, acquisitions, and compliance. On November 28, 2022, Mr. Zhang will assume the role of Vice President, Associate General Counsel for Intertape Polymer Group, Inc. Prior to that, Mr. Zhang served as Director, Senior Counsel and Assistant Secretary at Bloomin' Brands, Inc. from September 2020 to November 18, 2022, as Director, Corporate Counsel at TECO Energy, Inc. from July 2018 through August 2020, and as an associate with the law firm DLA Piper LLP from April 2017 to June 2018. Prior to his time with DLA Piper LLP, Mr. Zhang held various other corporate attorney roles at public and private companies. Mr. Zhang obtained his Juris Doctor from Stetson University College of Law in 2011 and his Bachelor’s Degree from the University of Florida in 2007.

Mr. Zhang brings to the Board of Directors many years of compliance and corporate governance experience, including experience with large public companies, which we believe qualifies him to serve as one of our directors.

Mr. Zhang has not yet been appointed as a member of any committee of the Board of Directors. He will be eligible to receive compensation pursuant to the Company’s non-employee director compensation plan, as described below. There are no family relationships between Mr. Zhang and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Amendments to Director Compensation Program

On November 18, 2022, the Board of Directors of the Company approved certain amendments to the Company’s Non-Employee Director Compensation Program (the “Amended Program”), effective immediately. Pursuant to the Amended Program, each non-employee director of the Company will receive an annual cash retainer of $66,000 (or $99,000 for audit committee members) payable in arrears in equal quarterly payments, pro-rated for partial years. Non-employee directors will also receive an annual stock option award to purchase a number of shares equal to $66,000 (or $99,000 for audit committee members) divided by the option exercise price (which will be equal to the fair market value of the Company’s common stock on the date of grant), which annual awards will vest one-half on the 180th day after the grant date and one-half on the first anniversary of the grant date. The annual option award will be granted on the day of the Company’s annual stockholder meeting each year. Upon initial election or appointment to the Board of Directors (or on such later date as is determined by the Board of Directors), non-employee directors will also automatically receive stock options to purchase shares under the Company’s equity incentive plan equal to $25,000 divided by the exercise price of the option, with such exercise price being equal to the grant date fair value of the company’s common stock.

The foregoing description is qualified in its entirety by reference to the Amended Program, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Employment Agreement, dated November 16, 2022, by and between the Company and Bruce Rodgers
10.2	Amendment No. 1 to Amended and Restated Employment Agreement, dated November 16, 2022, by and between the Company and Richard Russell
10.3	Form of Stock Option Cancellation Agreement
10.4	Non-Employee Director Compensation Program, as amended on November 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	November 18, 2022	By:	/s/ Richard Russell
Richard Russell, CFO